Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated June 30, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures


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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                    June 2000



The redemption value per unit for the Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $980.56 per unit at the end of June.

The Fund started trading under a period of sideways conditions in many market sectors. Gains made in energy, grain, and softs trading were not enough to offset losses in the currency, interest rate, and metal sectors.

On the positive side, profits were earned in the energy complex as crude prices remained high. Recent strong trends persisted in light of several factors including a strong summer driving season, a drawdown in U.S. crude oil inventories, and OPEC announcement of lower-than-expected production increases. Corn prices declined on forecasts of favorable weather conditions and expectations of above average yields. Additional profits were also gained on sugar and coffee positions, and from trading in global stock indices was also profitable particularly positions in the Nasdaq 100 index as high-tech stocks showed some signs of a recovery.

The U.S. dollar fell in response to an unexpected rise in the U.S. unemployment rate, which indicated a weakening U.S. economy and contributed to the Fund's losses in a number of ways. Short gold positions suffered from this news as well as 3-Month Eurodollar futures. Most significantly however, a broad range of currency positions suffered from the dollar's decline, including the Canadian dollar, Swiss Franc, Japanese Yen, British Pound, and Australian and New Zealand dollars. As it appeared more likely that the Federal Reserve would not raise interest rates at its June meeting, U.S. currency selling accelerated on the heels of solid European economic data and subsequent speculation that the European Central Bank would move to raise interest rates.


Smith Barney Futures Management LLC


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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                             For the Period June 1,
                              Through June 30, 2000

                                                                    Percent
                                                                       of
                                                                    Average
                                                                      Net
                                                                     Assets

Realized losses from trading                  $   (431,203)          (2.82)%
Change in unrealized gains/losses
   from trading                                    224,579            1.47
                                              ------------           ------
                                                  (206,624)          (1.35)
Add, Brokerage commissions
   and clearing fees ($3,866)                       78,756            0.51
                                              ------------           ------
Net realized and unrealized losses                (285,380)          (1.86)
Interest Income                                     52,909            0.35
                                              ------------           ------
                                                  (232,471)          (1.51)
Less, Expenses:
  Management fees                                   24,148            0.16
  Other expenses                                    32,856            0.22
                                              ------------           ------
                                                    57,004            0.38
                                              ------------           ------
Net Loss                                          (289,475)          (1.89)%
                                                                     ------
Net assets, June 1, 2000 (Note 1)               15,459,000
                                               -----------
Net assets, June 30, 2000                     $ 15,169,525
                                               -----------
Net Asset Value per unit
  ($15,169,525/16,209 units)                    $  935.87
                                                ---------
Redemption value per unit (Note 2)              $  980.56
                                                ---------

Note 1: Net Assets at June 1,
  2000, the date the Fund
  commenced  trading
  operations, consisted of:
  Limited Partners' Contributions             $ 16,047,000
  General Partner Contribution                     162,000
  Offering and Organizational Expenses            (750,000)
                                              ------------
                                             $  15,459,000
                                              ------------

Note 2: For the purpose of a redemption, any accrued liability for reimbursement of offering and organizational expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $980.56.

The net asset value per unit of $935.87 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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